UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2018 (April 2, 2018)

Broadcom Limited

Broadcom Cayman L.P.

(Exact name of registrant as specified in its charter)

Singapore Cayman Islands	001-37690 333-205938-01	98-1254807 98-1254815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Broadcom Limited 1 Yishun Avenue 7 Singapore 768923 Broadcom Cayman L.P. c/o Broadcom Limited 1 Yishuan Avenue 7 Singapore 768923		N/A
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (65) 6755-7888

N/ A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

Completion of Redomiciliation

As part of the previously announced plan to restructure the Broadcom corporate group to cause the publicly traded parent company of the Broadcom group to be a Delaware corporation (the “Redomiciliation Transaction”), on April 2, 2018, Broadcom Inc., a Delaware corporation (“Broadcom-Delaware”) and Broadcom Limited, a public company limited by shares incorporated under the laws of the Republic of Singapore (“Broadcom-Singapore”), received approval (the “Court Approval Order”) from the High Court of the Republic of Singapore of a statutory scheme of arrangement under Singapore law (the “Scheme of Arrangement”) previously approved by Broadcom-Singapore shareholders, and pursuant to which all issued ordinary shares in the capital of Broadcom-Singapore as of immediately prior to the effective time of the Scheme of Arrangement would be exchanged, on a one-for-one basis, for newly issued shares of common stock of Broadcom-Delaware.

After the close of market trading on April 4, 2018, Broadcom-Singapore lodged the Court Approval Order with the Accounting and Corporate Regulatory Authority of Singapore, the Scheme of Arrangement became effective and binding on all shareholders of Broadcom-Singapore, and Broadcom-Singapore became a subsidiary of Broadcom-Delaware, thereby completing the Redomiciliation Transaction.

As part of the Redomiciliation Transaction and pursuant to an amendment to the Amended and Restated Limited Partnership Agreement of Broadcom Cayman L.P. (the “Partnership” and such agreement, as amended, the “Partnership Agreement”) which was executed on March 23, 2018 with the requisite consent of the limited partners party thereto, all outstanding exchangeable limited partnership units (the “LP Units”) of the Partnership (other than any LP Units held by Broadcom-Singapore and its subsidiaries) were mandatorily exchanged (the “Mandatory Exchange”) on a one-for-one basis for newly issued shares of common stock of Broadcom-Delaware immediately prior to the effective time of the Scheme of Arrangement. As a result, all outstanding limited partners of the Partnership have become common stockholders of Broadcom-Delaware. In addition, all related outstanding special preference shares in the capital of Broadcom-Singapore were automatically redeemed pursuant to Broadcom-Singapore’s governing documents upon the Mandatory Exchange of the LP Units.

The Broadcom-Delaware common stock issued in exchange for Broadcom-Singapore ordinary shares pursuant to the Scheme of Arrangement was exempt from registration under Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”). Please refer to the definitive proxy statement (the “Redomiciliation Proxy Statement”) on Schedule 14A of Broadcom-Singapore filed on March 9, 2018 with the U.S. Securities and Exchange Commission (the “SEC”) for additional information about the Redomiciliation Transaction.

Prior to the Redomiciliation Transaction, Broadcom-Singapore’s ordinary shares were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on the NASDAQ Global Select Market (“NASDAQ”). Broadcom-Singapore’s ordinary shares will be suspended from trading on NASDAQ prior to the open of trading on April 5, 2018, and Broadcom-Singapore has requested that NASDAQ file with the SEC an application on Form 25 to delist the Broadcom-Singapore ordinary shares from NASDAQ and from registration under Section 12(b) of the Exchange Act. Broadcom-Singapore expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of Broadcom-Singapore ordinary shares and suspend all of its reporting obligations under Sections 12(g) and 15(d) of the Exchange Act ten days after the date such Form 25 is filed.

Pursuant to Rule 12g-3(a) under the Exchange Act, Broadcom-Delaware is the successor issuer to Broadcom-Singapore, Broadcom-Delaware’s common stock is deemed to be registered under Section 12(b) of the Exchange Act, and Broadcom-Delaware is subject to the periodic and current reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder. Broadcom-Delaware hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act. Broadcom-Delaware’s common stock will begin trading on NASDAQ at the start of trading on April 5, 2018 and will trade under the symbol “AVGO”, which is the same symbol under which Broadcom-Singapore ordinary shares previously traded. The CUSIP number for Broadcom-Delaware’s common stock is 11135F 101.

In addition, prior to the Redomiciliation Transaction, the Partnership’s LP Units were registered pursuant to Section 12(g) of the Exchange Act due to the number of record holders of LP Units and, as a result, the Partnership was subject to the periodic and current reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder. Subsequent to the Mandatory Exchange of LP Units, there is now only one beneficial owner of LP Units. Broadcom-Singapore expects to file (on behalf of the Partnership) a Form 15 with the SEC to terminate the registration under the Exchange Act of the LP Units and suspend all of the reporting obligations of the Partnership under Sections 12(g) and 15(d) of the Exchange Act on, or as promptly as reasonably practicable following, the date hereof.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to the Rights of Security Holders.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors

In connection with the Redomiciliation Transaction and following the 2018 AGM (as defined below in Item 5.07), all directors of Broadcom-Singapore resigned as members of the Broadcom-Singapore board of directors with the exception of Hock E. Tan, Henry Samueli, Ph.D. and Check Kian Low.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 4, 2018, Broadcom-Singapore held its 2018 Annual General Meeting (“2018 AGM”). Holders of Broadcom-Singapore’s ordinary shares and special preference shares, voting as a single class, voted on the following matters:

(1)	To elect 10 members to Broadcom-Singapore’s board of directors (the “Board”);
(2)	To approve the re-appointment of PricewaterhouseCoopers LLP as Broadcom-Singapore’s independent registered public accounting firm and independent Singapore auditor for the fiscal year ending November 4, 2018 and to authorize the Audit Committee of the Board to fix its remuneration for services provided through Broadcom-Singapore’s 2019 Annual General Meeting of Shareholders (the “2019 AGM”), as set forth in the notice of, and proxy statement relating to, Broadcom-Singapore’s Annual General Meeting (together, the “Notice and Proxy Statement”) ;
(3)	To approve the general authorization for the directors of Broadcom-Singapore to allot and issue ordinary shares of Broadcom-Singapore, as set forth in the Notice and Proxy Statement;
(4)	Non-binding, advisory vote to approve the compensation of Broadcom-Singapore’s named executive officers, as disclosed in “Compensation Discussion and Analysis” and in the compensation table and accompanying narrative disclosure under “Executive Compensation” in Broadcom-Singapore’s proxy statement relating to its 2018 AGM.

For each of these proposals a quorum was present. The votes cast in connection with such matters were as follows:

(1)	Election of Directors:

	Name	For	Against	Abstain	Broker Non-Votes
(a)	Hock E. Tan	359,409,828	1,074,670	278,968	24,490,134
(b)	James V. Diller	343,973,973	8,617,298	8,172,195	24,490,134
(c)	Gayla J. Delly	360,297,702	160,928	304,836	24,490,134
(d)	Lewis C. Eggebrecht	354,096,716	5,909,296	757,454	24,490,134
(e)	Kenneth Y. Hao	358,433,836	2,023,499	306,131	24,490,134
(f)	Eddy Hartenstein	351,904,568	7,915,587	943,311	24,490,134
(g)	Check Kian Low	358,549,054	1,455,990	758,422	24,490,134
(h)	Donald Macleod	354,122,536	5,886,404	754,526	24,490,134
(i)	Peter J. Marks	358,554,586	1,452,526	756,354	24,490,134
(j)	Henry S. Samueli	359,003,547	1,460,303	299,616	24,490,134

(2)	Re-appointment of PricewaterhouseCoopers LLP:

For	Against	Abstain	Broker Non-Votes
380,622,791	4,252,864	377,945	0

(3)	Approval of General Authorization for Directors to Issue Shares:

For	Against	Abstain	Broker Non-Votes
366,513,316	18,382,877	357,407	0

(4)	Non-binding Advisory Vote to Approve Named Executive Compensation:

For	Against	Abstain	Broker Non-Votes
224,613,068	135,711,236	439,162	24,490,134

Each of the director nominees was elected and each of proposals 2-4 was approved by Broadcom-Singapore’s shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Broadcom Limited

Date: April 4, 2018	By:	/s/ Thomas H. Krause, Jr.
Thomas H. Krause, Jr.
Chief Financial Officer

Broadcom Cayman L.P., by its general partner Broadcom Limited

Date: April 4, 2018	By:	/s/ Thomas H. Krause, Jr.
Thomas H. Krause, Jr.
Chief Financial Officer